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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Stockholders
Sipex Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                            KPMG PEAT MARWICK LLP

Boston, Massachusetts
October 22, 1996